SUMMARY OF PRINCIPAL ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2012
SUMMARY OF PRINCIPAL ACCOUNTING POLICIES
SUMMARY OF PRINCIPAL ACCOUNTING POLICIES

2.              SUMMARY OF PRINCIPAL ACCOUNTING POLICIES

(a)         Basis of presentation

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

The accompanying consolidated financial statements contemplate the realization of assets and the satisfaction of liabilities in the normal course of business. The realization of assets and the satisfaction of liabilities in the normal course of business are dependent on, among other things, the Company’s ability to operate profitably, to generate cash flows from operations, and the Company’s ability to pursue financing arrangements, including the renewal or rollover of its bank borrowings, to support its working capital requirements.

During the year December 31, 2012, cash used in operating activities was $178,198,886 primarily as a result of the net loss incurred by the Company. As of December 31, 2012, the Company had cash and cash equivalents of $807,275,992 and short-term bank borrowings, including current portion of long-term bank borrowings and convertible senior notes due in 2013, of $959,402,790. The liquidity of the Company is primarily depending on its ability to maintain adequate cash flows from operations, to renew its short-term bank loans and to obtain adequate external financing to support its working capital and meet its obligations and commitments when they become due.

The Company has carried out a review of its cash flow forecast for the twelve months ending December 31, 2013. Based on such forecast, management believes that adequate sources of liquidity exist to fund the Company’s working capital and capital expenditures requirements, and to meet its short term debt obligations and other liabilities and commitments as they become due.  In preparing the cash flow forecast, management has considered historical cash requirements of the Company, as well as other key factors, including its ability to renew its short-term bank borrowings during 2013. Historically, the Company has renewed or rolled over all its short-term bank loans upon the maturity date of the loans. From January 1, 2013 to April 1, 2013, the Company renewed short-term bank borrowings of $289.0 million that matured during this period. Management believes the assumptions used in the cash forecast are reasonable.

(b)         Use of estimates

The preparation of the consolidated financial statements in conformity with US GAAP requires the Company to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant accounting estimates reflected in the Company’s consolidated financial statements include the allowance made for doubtful accounts receivable, provision for losses on advances to suppliers, inventory write-down, the estimated useful lives of long-lived assets, the impairment of long-lived assets, fair value of foreign currency derivatives, accrued loss on firm purchase commitment, the accrual for uncertain tax positions and valuation allowance of deferred income tax assets, accrued warranty expenses, the grant-date fair value of share-based compensation awards and related forfeiture rates. Changes in facts and circumstances may result in revised estimates. The current economic environment has increased the degree of uncertainty inherent in those estimates and assumptions.

(c)          Cash and cash equivalents

Cash and cash equivalents consist of cash on hand and demand deposits, which are unrestricted as to withdrawal or use, and which have maturities of three months or less when purchased.

(d)         Restricted cash

Restricted cash is comprised of bank deposits held as collateral for letters of credit, commercial paper, bank drafts and bank borrowings as well as amounts held by counterparties under forward contracts. These deposits carry fixed interest rates and will be released when the bank borrowings are repaid or the related letters of credit, commercial paper and bank drafts are settled by the Company. The Company considers the restricted cash balances as equivalent to an investment whose return of principal requires the satisfaction of conditions (i.e., repayment of bank borrowings or settlement of letters of credit, commercial paper and bank drafts). Therefore, deposits and withdrawals of principal balances in restricted cash accounts represent the creation or return of investment and, accordingly, the Company has presented such deposits and withdrawals as investing activities in the consolidated statements of cash flows.

(e)          Fair value of financial instruments

The Company estimates fair value of financial assets and liabilities as the price that would be received from the sale of an asset or paid to transfer a liability (an exit price) on the measurement date in an orderly transaction between market participants. The fair value measurement guidance establishes a three-level fair value hierarchy that prioritizes the inputs into the valuation techniques used to measure fair value.

• Level 1 — Valuation techniques in which all significant inputs are unadjusted quoted prices from active markets for assets or liabilities that are identical to the assets or liabilities being measured.

• Level 2 — Valuation techniques in which significant inputs include quoted prices from active markets for assets or liabilities that are similar to the assets or liabilities being measured and/or quoted prices for assets or liabilities that are identical or similar to the assets or liabilities being measured from markets that are not active. Also, model-derived valuations in which all significant inputs and significant value drivers are observable in active markets are Level 2 valuation techniques.

• Level 3 — Valuation techniques in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are valuation technique inputs that reflect the Company’s own assumptions about the assumptions that market participants would use to price an asset or liability.

When available, the Company uses quoted market prices to determine the fair value of an asset or liability. If quoted market prices are not available, the Company measures fair value using valuation techniques that use, when possible, current market-based or independently-sourced market parameters, such as interest rates and currency rates.

(f)           Investment in securities

Investment in securities represents marketable securities acquired principally for the purpose of sale in the near term and, as a result, is classified as a trading security. The investment is reported at fair value, with gains or losses resulting from changes in fair value recognized in earnings.

(g)         Investment in equity affiliates

Affiliated companies are entities over which the Company has significant influence, but which it does not control. The Company generally considers an ownership interest of 20% or higher to represent significant influence. Investments in equity affiliates are accounted for by the equity method of accounting. Under this method, the Company’s share of the profits or losses of affiliated companies is recognized in other income and its shares of movements in other comprehensive income are recognized in other comprehensive income. Unrealized gains on transactions between the Company and its affiliated companies are eliminated to the extent of the Company’s interest in the affiliated companies; unrealized losses are also eliminated unless the transaction provides evidence of an impairment of the asset transferred. When the Company’s share of losses in an affiliated company equals or exceeds its interest in the affiliated company, the Company does not recognize further losses, unless the Company has incurred obligations or made payments on behalf of the affiliated company. An impairment loss is recorded when there has been a loss in value of the investment that is other-than-temporary. As of December 31, 2011 and 2012, the Company has equity investment in affiliates with a carrying amount of $4,066,872 and $10,960,391, respectively. No impairments were recorded for the years ended December 31, 2010, 2011 and 2012.

(h)         Receivables and Allowance for Doubtful Accounts

The Company maintains allowances for doubtful accounts for uncollectible accounts receivable. Estimated anticipated losses from doubtful accounts are based on aging, historical collection history, and other factors. The Company does not have any off-balance-sheet credit exposure related to its customers.

(i)            Inventories

The Company reports inventories at the lower of cost or market. The Company determines cost on a weighted-average basis. These costs include direct material, direct labor, tolling manufacturing costs, and fixed and variable indirect manufacturing costs, including depreciation and amortization.

The Company regularly reviews the cost of inventory and records a lower of cost or market write-down if any inventories have a cost in excess of market value. In addition, the Company regularly evaluates the quantity and value of its inventory in light of current market conditions and market trends and record write-down for any quantities in excess of demand and for any product obsolescence. This evaluation considers historic usage, expected demand, market price, new product development schedules, the effect new products might have on the sale of existing products, product obsolescence, customer concentrations, product merchantability and other factors. The Company also writes off silicon materials that may not meet its required specifications for inclusion in its manufacturing process. These materials are periodically sold for scrap or nominal amount.

(j)            Project assets

Project assets consist primarily of costs relating to solar power projects in various stages of development that are capitalized prior to the sale of the solar power project. These costs include modules, installation and other development costs, such as legal, consulting and permitting. While the project assets are not constructed for a specific customer, the Company intends to sell the project assets upon their completion.

Project assets consisted of the following at December 31, 2011 and 2012:

	December 31,	December 31,
	2011	2012
	$	$
Project assets — Module cost	3,337,837	9,524,845
Project assets — Development	5,140,345	8,344,913
Project assets — Others	3,284,487	13,488,680
Total project assets	11,762,669	31,358,438

Current portion	8,860,635	7,960,441
Noncurrent portion	2,902,034	23,397,997

The Company reviews project assets for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. The Company considers a project commercially viable if it is anticipated to be sold for a profit once it is either fully developed or fully constructed. The Company also considers a partially developed or partially constructed project commercially viable if the anticipated selling price is higher than the carrying value of the related project assets plus the estimated cost to completion. The Company considers a number of factors, including changes in environmental, ecological, permitting, or regulatory conditions that affect the project. Such changes may cause the cost of the project to increase or the selling price of the project to decrease.

Due to the development, construction, and sale timeframe of the Company’s solar projects, it classifies project assets which are not expected to be sold within the next 12 months as “Project assets, net of current portion” or noncurrent portion on the Consolidated Balance Sheets. Once specific milestones have been achieved, the Company determines if the sale of the project assets will occur within the next 12 months from a given balance sheet date and, if so, it then reclassifies the project assets as current.

(k)         Property, plant and equipment, net

The Company reports its property, plant and equipment at cost, less accumulated depreciation. Cost includes the prices paid to acquire or construct the assets, interest capitalized during the construction period and any expenditure that substantially extends the useful life of an existing asset. The Company expenses repair and maintenance costs when they are incurred. A summary of interest costs incurred is as follows:

	Year ended December 31,
	2010	2011	2012
	$	$	$
Total interest incurred	35,754,067	37,459,515	51,886,930
Less: Interest capitalized	1,801,941	2,438,575	—
Interest expenses	33,952,126	35,020,940	51,886,930

The Company computes depreciation expense using the straight-line method over the estimated useful lives of the assets presented below.

Years

Buildings	10–20
Plant and machinery	5–10
Motor vehicles	3–5
Electronic equipment, furniture and fixtures	3–5

(l)            Prepaid land use rights

The Company’s prepaid land use rights are reported at cost and are charged to expense on a straight-line basis over the 50-year period of the rights granted in the PRC.

(m)     Impairment of long-lived assets

The Company’s long-lived assets include property, plant and equipment, project assets and other intangible assets with finite lives. The Company evaluated the long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. These events include but are not limited to significant current period operating or cash flow losses associated with the use of a long-lived asset or group of assets combined with a history of such losses, significant changes in the manner of use of assets and significant negative industry or economic trends. If circumstances require a long-lived asset or asset group be tested for possible impairment, the Company first compares undiscounted cash flows expected to be generated by that asset or asset group to its carrying amount. If the carrying amount of the long-lived asset or asset group is not recoverable on an undiscounted cash flow basis, an impairment is recognized to the extent that the carrying amount exceeds its fair value. No impairments were recorded during the years ended December 31, 2010, 2011 and 2012.

(n)         Contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines, and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount can be reasonably estimated. If a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material, is disclosed. Legal costs incurred in connection with loss contingencies are expensed as incurred.

(o)         Income taxes

The Company accounts for income taxes using the asset and liability method whereby the Company calculates the deferred tax assets or liabilities at the balance sheet date using enacted tax laws and rates expected to apply in the periods in which the deferred tax assets or liabilities are expected to be realized or settled. The Company establishes valuation allowances to reduce deferred tax assets to the extent it is more likely than not that such deferred tax assets will not be realized. The Company does not provide deferred tax liabilities for investments in foreign subsidiaries to the extent such amounts relate to permanently reinvested earnings and profits of such foreign subsidiaries.

Income tax expense includes (i) deferred tax expense, which generally represents the net change in the deferred tax assets and liabilities during the year plus any change in valuation allowances and (ii) current tax expense, which represents the amounts of tax currently payable to or receivable from the taxing authorities. The Company only recognizes tax benefits related to uncertain tax positions when such positions are more likely than not of being sustained upon examination. For such positions, the amount of tax benefit that the Company recognizes is the largest amount of tax benefit that is more than fifty percent likely of being sustained upon the ultimate settlement of such uncertain tax position. The Company records interest and penalties related to an uncertain tax position, if and when required, as part of income tax expense in the consolidated statements of operations.

(p)         Revenue recognition

The Company recognizes revenue for product sales when persuasive evidence of an arrangement exists, delivery of the product has occurred and title and risk of loss has passed to the customer, the sales price is fixed or determinable and the collectability of the resulting receivable is reasonably assured. The Company’s sales agreements typically contain customary product warranties but normally do not contain post-shipment obligations nor return or credit provisions.

The Company recognizes sales of its solar modules based on the terms of the specific sales. Generally, it recognizes sales when the modules have been delivered to the customers’ designated point of shipment, which may include commercial docks or commercial shipping vessels. The Company normally provides credit terms to customers with good creditworthiness as determined by the Company’s credit assessment. For limited sales transactions with customers whose creditworthiness is doubtful, the Company requests cash payment before delivery and records such receipts as advances from customers. For customers to whom credit terms are extended, the Company only recognizes revenue when collectability is reasonably assured. The Company assesses collectability based on a number of factors, including past customer transaction history and customer credit analysis.

Revenue recognition for a given solar power project is dependent on the structure of the agreement and the Company’s intention on holding the project asset. For all the existing project assets the Company has, the Company has gained control of land or land use rights. If the Company holds the project asset with the intention of developing it for sale, it accounts for the project following the provisions of real estate accounting. Under the provisions of real estate accounting, the Company recognizes revenue and the corresponding costs once the sale is consummated, the buyer’s initial and any continuing investments are adequate, the resulting receivables are not subject to subordination and the Company has transferred the customary risk and rewards of ownership to the buyer. In general, the sale is consummated upon the execution of an agreement documenting the terms of the sale and a minimum initial payment by the buyer to substantiate the transfer of risk to the buyer. As a result, depending on the value of the initial and continuing payment commitment by the buyer, the Company generally aligns the revenue recognition and release of project assets to cost of sale with the receipt of payment from the buyer. If the Company holds the project developed for use, the project asset is deemed as an operating asset, and the revenue from connection to the grid, as well as any other revenue generated by the solar power project prior to its sale, would be classified as operating revenue for the Company. If the operating asset is eventually sold, the proceeds from the sale of the solar power project would be classified as gain/loss on sale of asset.

(q)         Shipping and handling costs

Shipping and handling costs charged to customers are recorded in net sales. Shipping and handling costs relating to solar module sales of $39,159,748, $45,498,328 and $54,675,873 are included in selling expenses for the years ended December 31, 2010, 2011 and 2012, respectively. Shipping and handling costs relating to inventory purchases of $810,783, $469,416 and $869,814 are included as a component of cost of goods sold for the years ended December 31, 2010, 2011 and 2012, respectively.

(r)          Research and development

Research and development costs are incurred during the period the Company is developing new products or significantly improving existing products or technologies. Its research and development costs consist primarily of compensation and related costs for personnel, material, supplies, equipment depreciation and laboratory testing costs. These costs are expensed as incurred.

(s)           Government grants

The Company qualifies for grants from the PRC government for achieving certain research and development milestones. It records these grants as an offset to its research and development expenses in the periods in which the Company earns them. Grants that it receives prior to when the Company achieves the specified milestone are reported as a liability. The Company recorded $699,288, $411,970 and $342,974 of earned grants as reductions of research and development expenses for the years ended December 31, 2010, 2011 and 2012, respectively. Government grants related to assets are recorded as deferred liabilities and are recognized as an offset to depreciation expense on a straight-line basis over the useful life of the associated asset. The Company received government grants for assets of $7,454,208, $2,315,542 and $4,837,756 during the years ended December 31, 2010, 2011and 2012, respectively, and recognized $4,480,108, $4,833,562 and $2,460,843 as an offset to depreciation expense for the years ended December 31, 2010, 2011 and 2012, respectively. The Company records unrestricted cash government subsidies in other income in the consolidated statements of operations. Unrestricted cash government subsidies received were $321,519, $8,045,834 and $1,002,024 during the years ended December 31, 2010, 2011 and 2012, respectively.

(t)            Product warranties

Historically the Company has provided a limited warranty to the original purchasers of its solar modules for two or five years, in relation to defects in materials and workmanship, and 25 years in relation to minimum power output. Since June 2011, the Company extended the warranty period in relation to defects in materials and workmanship from five years to ten years. Additionally, the Company has replaced its two-step performance warranty with a linear performance warranty that guarantees module power output will not decrease by more than approximately 0.7% per year after the initial year of service. The Company accrues warranty costs when recognizing revenue and recognizes such costs as a component of selling expense. Warranty costs primarily consist of replacement costs for parts and materials and labor costs for maintenance personnel. Due to its limited solar module manufacturing history, the Company does not have a significant history of warranty claims. Based on its best estimates of both future costs and the probability of incurring warranty claims, the Company accrues for product warranties at 1% of solar module sales. The Company derives its estimates from a number of factors, including (1) an analysis of actual historical costs incurred in connection with its warranty claims, (2) an assessment of competitors’ accrual and claim history and (3) results from academic research, including industry-standard accelerated testing, and other assumptions that the Company believes to be reasonable under the circumstances. The Company’s revision to its warranty policy in June 2011 did not have a material effect on its warranty accrual rate. The Company acknowledges that such estimates are subjective and will continue to analyze its claim history and the performance of its products compared to its competitors and academic research results to determine whether the accrual is adequate. Should the Company begin to experience warranty claims different from its accrual rate, the Company will prospectively revise the warranty accrual rate.

(u)         Foreign currency translation and foreign currency risk

The United States dollar (“US dollar”), the currency in which a substantial portion of the Company’s transactions are denominated, is used as the functional and reporting currency of the Company. Monetary assets and liabilities denominated in currencies other than the US dollar are translated into US dollar at the rates of exchange ruling at the balance sheet date. Transactions in currencies other than the US dollar during the year are converted into the US dollar at the applicable rates of exchange prevailing at the beginning of the month the transactions occurred. Transaction gains and losses are recognized in the consolidated statements of operations.

The financial records of the Company’s subsidiaries outside of the US are maintained in local currencies other than US dollar, such as RMB and Euro, which are their functional currencies. Assets and liabilities are translated at the exchange rates at the balance sheet date, equity accounts are translated at historical exchange rates and revenues, expenses, gains and losses are translated using the average rate for the year. Translation adjustments are reported as cumulative translation adjustments and are shown as a separate component of accumulated other comprehensive income in the statement of comprehensive income.

The RMB is not a freely convertible currency. The PRC State Administration for Foreign Exchange, under the authority of the PRC government, controls the conversion of RMB to foreign currencies. The value of the RMB is subject to changes of central government policies and international economic and political developments affecting supply and demand in the China foreign exchange trading system market. The Company’s cash and cash equivalents and restricted cash denominated in RMB amounted to $208,427,732 and $145,036,568 as of December 31, 2011 and 2012, respectively. As of December 31, 2012, 97% of the Company’s cash and cash equivalents and restricted cash were held in major financial institutions located in PRC, European, USA and Asian Pacific financial institutions that amounted to $892,130,031 in total and were denominated in the following currencies:

	USD	EUR	RMB	AUD
	(million)	(million)	(million)	(million)
In PRC	498	96	911	10
In European Union	1	40	1	—
In USA	43	—	—	—
In Asian Pacific	6	—	—	9
Total in original currency	548	136	912	19

US$ equivalent	548	179	145	20

(v)         Concentrations of credit risk

Financial instruments that potentially expose the Company to concentrations of credit risk consist principally of accounts receivable and advances to suppliers. Before conducting business with customers, the Company conducts credit evaluations of these customers and requires certain customers to post letters of credit to secure payment or to make significant down payments. The Company generally has not required collateral or other security interests from its suppliers but it performs ongoing credit evaluations and communication with these suppliers of their financial condition and capability for goods delivery. The Company raises an allowance for doubtful accounts primarily based on the specific evaluation of individual account’s collectability risk and recoverability risk, previous loss history and the counterparties’ current ability to fulfill its obligation.

The assessment of customer creditworthiness is primarily based on historical collection records, validation of the project specifications with the customers and their financing banks, customer onsite visits by senior management and information provided by third party credit rating agency, such as Dun & Bradstreet, and the insurance company that ultimately insures the Company against customer credit default. Using this information, the Company further evaluates the potential effect of a delay in financing on the customers’ liquidity and financial position, their ability to draw down financing as well as their ability and intention to pay should it not obtain the related financing. Based on this analysis, the Company determines what credit terms, if any, to offer to each customer individually. If the assessment indicates a likelihood of collection risk, the Company will not sell the products or sell on a cash or prepayment basis. Therefore, based on the strict credit assessment, the Company conducts business with those customers having the ability and intent to pay.

(w)       Share-based compensation

The Company’s share-based payment transactions with employees, such as restricted shares and share options, are measured based on the grant-date fair value of the equity instrument issued. The fair value of the award is recognized as compensation expense, net of estimated forfeitures, over the period during which an employee is required to provide service in exchange for the award, which is generally the vesting period.

(x)         Derivative financial instruments

The Company’s primary objective for holding derivative financial instruments is to manage currency risk. The Company records derivative instruments as assets or liabilities, measured at fair value. The recognition of gains or losses resulting from changes in fair values of those derivative instruments is based on the use of each derivative instrument and whether it qualifies for hedge accounting.

The Company entered into certain forward foreign exchange contracts to protect against volatility of future cash flows caused by the changes in foreign exchange rates associated with outstanding accounts receivable. The foreign exchange hedge contracts do not qualify for hedge accounting and, as a result, the changes in fair value of the foreign currency hedge contracts are recognized in the consolidated statements of operations. During the years ended December 31, 2010, 2011and 2012, the Company recorded change in fair value of forward foreign currency exchange contracts of $9,475,794, $(11,393,346) and $8,541,721, respectively, which has been recorded in “Derivative gain (loss)” in the consolidated statements of operations.

(y)              Earnings (loss) per share

Basic earnings (loss) per share is computed by dividing net income (loss) by the weighted average number of ordinary shares outstanding during the period. Diluted earnings (loss) per ordinary share reflects the potential dilution that could occur if securities or other contracts to issue ordinary shares were exercised or converted into ordinary shares. Ordinary share equivalents are excluded from the computation in loss periods as their effects would be anti-dilutive.

The following table sets forth the computation of the basic and diluted income (loss) from operations per share for the periods indicated:

	Year ended December 31,
	2010	2011	2012
	$	$	$
Net income (loss) attributable to Trina Solar Limited shareholders — basic	311,452,980	(37,820,093)	(266,555,392)
Finance charge related to convertible notes	9,419,771	—	—

Net income (loss) attributable to Trina Solar Limited shareholders — diluted	320,872,751	(37,820,093)	(266,555,392)

Weighted average number of ordinary shares outstanding — basic	3,402,701,503	3,521,182,416	3,534,829,694
Nonvested restricted shares	16,977,041	—	—
Share options	6,715,832	—	—
Convertible senior notes	407,319,420	—	—

Weighted average number of ordinary shares outstanding — diluted	3,833,713,796	3,521,182,416	3,534,829,694

Earnings (loss) per ordinary share from operations — basic	0.09	(0.01)	(0.08)

Earnings (loss) per ordinary share from operations — diluted	0.08	(0.01)	(0.08)

For the years ended December 31, 2010, 2011 and 2012, the following securities were excluded from the computation of diluted gain (loss) per share as inclusion would have been anti-dilutive.

	Year ended December 31,
	2010	2011	2012

Non-vested restricted shares	47,581,632	47,183,592	40,464,927
Share options	27,113,457	57,839,459	99,161,181
Convertible senior notes	—	377,083,332	246,700,118

Total	74,695,089	482,106,383	386,326,226

The call option on the Loaned Shares (see Note 11) has been excluded in the computation of basic EPS as the Company has concluded that the Loaned Shares are not considered issued for accounting purposes as existing shareholders are not expected to be affected by the issuance due to (a) the existence of the collateral arrangement and (b) the requirement that the holders of the Loaned Shares return any dividends received. The call option on the Loaned Shares has been considered in the computation of diluted EPS using the treasury stock method with the fair value of the collateral representing the assumed proceeds for the issuance of the underlying shares. For the year ended December 31, 2010, 2011 and 2012, there were no incremental shares included in the diluted EPS computation in regard to the Loaned Shares.

(z)               Recently issued accounting pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”), which amended accounting guidance related to fair value measurements and disclosures with the purpose of converging the fair value measurement and disclosure guidance issued by the FASB and the International Accounting Standards Board (“IASB”). The guidance is effective for reporting periods beginning after December 15, 2011. The guidance includes amendments that clarify the intent of the application of existing fair value measurement requirements along with amendments that change a particular principle or requirement for fair value measurements and disclosures. The Company adopted the new guidance on January 1, 2012. The adoption did not have a material impact on its Consolidated Financial Statements or related disclosures.

In June 2011, the FASB issued ASU 2011-05, Presentation of Comprehensive Income (“ASU 2011-05”), which amended accounting guidance related to presentation of comprehensive income. The standards update is intended to help financial statement users better understand the causes of an entity’s change in financial position and results of operation. The amendment eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholders’ equity. The amendment requires that all non-owner changes in stockholders’ equity be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The guidance also requires that reclassification adjustments for items that are reclassified from other comprehensive income to net income be presented on the face of the financial statement where the components of net income and other comprehensive income are presented. In December 2011, the FASB issued ASU 2011-12, Deferral of the Effective Date for Amendments to the Presentation of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05 (“ASU 2011-12”), which defers only those changes in ASU 2011-05 that relate to the presentation of reclassification adjustments out of accumulated other comprehensive income. ASU 2011-05 and ASU 2011-12 are effective for reporting periods beginning after December 15, 2011. The Company adopted the new guidance on January 1, 2012.

In February 2013, the FASB issued ASU 2013-02, Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income (“ASU 2013-02”). The standard requires that companies present either in a single note or parenthetically on the face of the financial statements, the effect of significant amounts reclassified from each component of accumulated other comprehensive income based on its source (e.g., the release due to cash flow hedges from interest rate contracts) and the income statement line items affected by the reclassification (e.g., interest income or interest expense). If a component is not required to be reclassified to net income in its entirety (e.g., the net periodic pension cost), companies would instead cross reference to the related footnote for additional information (e.g., the pension footnote). ASU 2013-02 is effective for interim and annual reporting periods beginning after December 15, 2012. The Company will adopt the provisions of the new guidance on January 1, 2013. The adoption will not have a material impact on its consolidated financial statements or related disclosures.